THE ADVISORS’ INNER CIRCLE FUND III (the “Trust”)

First Foundation Fixed Income Fund

First Foundation Total Return Fund

(each a “Fund” and, collectively, the “Funds”)

Supplement dated May 27, 2026 to each Fund’s Prospectus (the “Prospectus”), Summary Prospectus (the “Summary Prospectus”) and Statement of Additional Information (“SAI”), each dated January 28, 2026

This supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus and SAI, and should be read in conjunction with the Prospectus, Summary Prospectus and SAI.

Effective June 15, 2026 (the “Effective Date”), each Fund will be renamed as reflected in the following table:

Current Name	New Name
First Foundation Fixed Income Fund	Fundamental Core Fixed Income Fund
First Foundation Total Return Fund	Fundamental Family Office Allocation Fund

The name changes are the result of a rebranding effort made in connection with a recent corporate reorganization involving the Funds’ investment sub-adviser, First Foundation Advisors. The name changes will not affect how the Funds are managed, and each Fund’s investment objective, principal investment strategies, investment policies and ticker symbols will not change.

Please retain this supplement for future reference.

BRK-SK-002-0100